UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 31, 2023

MALACHITE INNOVATIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53832	75-3268988
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

200 Park Avenue, Suite 400
Cleveland, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 304-6556

Not Applicable

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	MLCT	OTC Markets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On September 5, 2023, Malachite Innovations, Inc. (the “Company”) filed a Current Report on Form 8-K (the “September 8-K”) reporting that it had entered into a Stock Purchase Agreement pursuant to which Mr. Roger L. Collins agreed to sell all of the outstanding common stock of Collins Building & Contracting, Inc., a West Virginia corporation (“Collins Building”), to the Company (the “Stock Purchase Agreement”). This amendment to the September 8-K amends Item 9.01 of the September 8-K and provides the historical financial information required pursuant to Item 9.01(a) of Form 8-K and the pro forma financial information required pursuant to Item 9.01(b) of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The following financial statements of Collins Building are included as Exhibit 99.1 hereto and incorporated herein by reference:

● The audited financial statements of Collins Building as of December 31, 2022 and 2021 and for the years then ended.

(b) Pro Forma Financial Information

The following unaudited pro forma consolidated financial statements required pursuant to Item 9.01(b) of Form 8-K are included as Exhibit 99.2 hereto and are incorporated herein by reference:

● Unaudited Pro Forma Consolidated Balance Sheet of Malachite Innovations, Inc. and Collins Building, as of December 31 30, 2022, and Unaudited Pro Forma Consolidated Statements of Operations of Malachite Innovations, Inc. and Collins Building for the year ended December 31, 2022 and for the six months ended June 30, 2023.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm*

99.1	Audited financial statements of Collins Building as of December 31, 2022 and 2021, and for the years then ended and accompanying notes *

99.2	Unaudited Pro Forma Consolidated Balance Sheet of Malachite Innovations, Inc. and Collins Building, as of December 31, 2022, and Unaudited Pro Forma Consolidated Statements of Operations of Malachite Innovations, Inc. and Collins Building for the year ended December 31, 2022 and for the six months ended June 30, 2023 *

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALACHITE INNOVATIONS, INC.

Dated: November 14, 2023	By:	/s/ Michael Cavanaugh
	Name:	Michael Cavanaugh
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Meaden & Moore, Ltd.*

99.1	Audited financial statements of Collins Building as of December 31, 2022 and 2021, and for the years then ended and accompanying notes *

99.2	Unaudited Pro Forma Consolidated Balance Sheet of Malachite Innovations, Inc. and Collins Building, as of December 31, 2022, and Unaudited Pro Forma Consolidated Statements of Operations of Malachite Innovations, Inc. and Collins Building for the year ended December 31, 2022 and for the six months ended June 30, 2023 *

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith